UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 8, 2021

Lucira Health, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39976	27-2491037
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1412 62nd Street Emeryville, California	94608
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 350-8071

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LHDX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 8, 2021, Lucira Health, Inc. issued a press release commenting on the recent recall by Copan Italia SPA, or Copan, of its FLOQSwabs, or the Recalled Copan Swabs, a component of our LUCIRA COVID-19 All-In-One Test Kit and LUCIRA CHECK IT COVID-19 Test Kit, collectively the Test Kits, identified on the label as “3 Swab.” According to our records, we distributed Test Kits containing the Recalled Copan Swabs from April 22, 2021 through September 22, 2021, or the Distribution Period. The Recalled Copan Swabs included in the Test Kits purchased during the Distribution Period should not be used and should be disposed. We are offering a replacement swab for customers who purchased a Test Kit containing a Recalled Copan Swab during the Distribution Period. The lot numbers of the affected Test Kits are listed in the press release. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

We expect to record expenses related to the Recalled Copan Swabs in the third quarter ended September 30, 2021. We estimate such expenses to be between $75,000 and $85,000 and intend to pass-through all related expenses, including but not limited to third party and legal costs, to Copan. The Recalled Copan Swabs had no impact on revenue recorded during the Distribution Period. In addition, although we cannot determine with certainty any additional expenses in future quarters relating to the Recalled Copan Swabs, we expect such expenses to be immaterial and we intend to pass-through such expenses to Copan. We have a sound working relationship with Copan that we intend to continue for the foreseeable future.

The information in this Item 7.01 and in the press release furnished as Exhibit 99.1 to this current report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in this Item 7.01 and in the press release furnished as Exhibit 99.1 to this current report shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Lucira Health, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release dated October 8, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lucira Health, Inc.

Date: October 8, 2021	By:	/s/ Daniel George
Daniel George Chief Financial Officer